                                                                     EXHIBIT 1.1

                                5,250,000 Shares

                                 MERISEL, INC.

                         COMMON STOCK ($.01 PAR VALUE)



                             UNDERWRITING AGREEMENT



___________  1994

                                                   ______________  1994



Morgan Stanley & Co.
  Incorporated
Lehman Brothers Inc.
The Robinson-Humphrey Company, Inc.
c/o Morgan Stanley & Co.
      Incorporated
    1251 Avenue of the Americas
    New York, New York  10020

Morgan Stanley & Co. International Limited
Lehman Brothers International (Europe)
The Robinson-Humphrey Company, Inc.
c/o  Morgan Stanley & Co. International Limited
     Colegrave House
     70 Berners Street
     London WlP 3AE
     England

Dear Sirs:

          Merisel, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters (as defined below), and certain shareholders of the Company named in Schedule I-A hereto (the "Firm Selling Shareholders") severally propose to sell to the several Underwriters, an aggregate of 5,250,000 shares of the Common Stock, $0.01 Par Value, of the Company (the "Firm Shares"), of which 5,000,000 shares are to be issued and sold by the Company and 250,000 shares are to be sold by the Firm Selling Shareholders, each Firm Selling Shareholder selling the amount set forth opposite such Firm Selling Shareholder's name in Schedule I-A hereto.

          It is understood that, subject to the conditions hereinafter stated, 4,200,000 Firm Shares (the "U.S. Firm Shares") will be sold to the several U.S. Underwriters named in Schedule II hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. and International Underwriters of even date herewith), and 1,050,000 Firm Shares (the "International Shares") will be sold to the several International Underwriters named in Schedule III hereto (the "International Underwriters") in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States and Canadian Persons. Morgan Stanley & Co. Incorporated, Lehman Brothers Inc. and The Robinson-Humphrey Company, Inc. shall act as representatives (the

"U.S. Representatives") of the several U.S. Underwriters, and Morgan Stanley & Co. International Limited, Lehman Brothers International (Europe) and The Robinson-Humphrey Company, Inc. shall act as representatives (the "International Representatives") of the several International Underwriters. The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the Underwriters.

          The Company and certain of the shareholders of the Company named in
Schedule I-B hereto (the "Option Selling Shareholders" and with the Firm Selling Shareholders, referred to collectively herein as the "Selling Shareholders") also propose to issue and sell to the several U.S. Underwriters not more than an additional aggregate of 787,500 shares of the Common Stock, $0.01 Par Value, of the Company (the "Additional Shares"), of which 429,904 shares are to be issued and sold by the Company and 357,596 shares are to be sold by the Option Selling Shareholders, each Option Selling Shareholder selling the amount set forth opposite such Option Selling Shareholder's name in Schedule I-B hereto, if and to the extent that the U.S. Representatives shall have determined to exercise, on behalf of the U.S. Underwriters, the right to purchase such shares of common stock granted to the U.S. Underwriters in Article II hereof. 232,596 of the Additional Shares to be sold by the Option Selling Shareholders will be shares of Common Stock issuable upon exercise of certain employee stock options granted to certain of the Option Selling Shareholders by the Company (the "Employee Stock Options"). The Firm Shares and the Additional Shares are hereinafter collectively referred to as the Shares. The shares of Common Stock, $0.01 Par Value, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the Common Stock. The Company and the Selling Shareholders are hereinafter sometimes collectively referred to as the Sellers.

          The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement relating to the Shares. The registration statement contains two prospectuses to be used in connection with the offering and sale of the Shares: the U.S. prospectus, to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front cover page. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the Registration Statement; the U.S. prospectus and the international prospectus in the respective forms first used to confirm sales of Shares are hereinafter collectively referred to as the Prospectus.


                                       I.

          The Company represents and warrants to each of the Underwriters that:

          (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) (i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph 1(b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to
     (A) any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein or (B) a Selling Shareholder furnished to the Company in writing by such Selling Shareholder expressly for use therein.

          (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (e) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

          (f) The shares of Common Stock (including the Shares to be sold by the Selling Shareholders) outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable. The Employee Stock Options have been duly authorized, executed and delivered by the Company and are valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as limited by bankruptcy, insolvency, moratorium, reorganization or other laws or equitable principles affecting creditors rights generally.

          (g) The Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights. Upon payment of the option exercise price specified in the Employee Stock Options, the Shares to be issued to certain of the Option Selling Shareholders and sold by such Option Selling Shareholders in accordance with the terms of this Agreement will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

          (h) This Agreement has been duly authorized, executed and delivered by the Company.

          (i) The execution and delivery by the Company of this Agreement, and the performance by the Company of its obligations under this Agreement and the Employee Stock Options, will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except registration under the Securities Act, which has occurred, and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

          (k) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

          (l) Each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus, except to the extent that the failure to obtain or file would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (m) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations of the Commission thereunder.

          (n) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          (o) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (p) The associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries will not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.


                                      II.

          Each of the Selling Shareholders represents and warrants to each of the Underwriters that:

          (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

          (b) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Shareholder and [U.S. Stock Transfer Corp.], as Custodian, relating to the deposit of the Shares to be sold by such Selling Shareholder and/or Employee Stock Options of such Selling Shareholder (the "Custody Agreement") and the Power of Attorney appointing certain individuals as such Selling Shareholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "Power of Attorney") will not contravene any provision of applicable law or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of or qualification with any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except registration under the Securities Act, which has occurred, and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (c) Such Selling Shareholder (if a Firm Selling Shareholder) has, and on the Closing Date will have, valid marketable title to the Firm Shares to be sold by such Selling Shareholder. Such Selling Shareholder (if an Option Selling Shareholder) either has valid marketable title to the Additional Shares to be sold by such Selling Shareholder or has valid and unexercised Employee Stock Options deposited pursuant to the Custody Agreement, upon the exercise of which such Selling Shareholder shall receive a number of shares of Common Stock at least equal to the number of Additional Shares to be sold by such Selling Shareholder. On the Option Closing Date (as defined below), such Selling Shareholder (if an Option Selling Shareholder) will have valid and marketable title to the Additional Shares to be sold by such Selling Shareholder.

          (d) Such Selling Shareholder has the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder.


          (e) The Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by such Selling Shareholder and are valid and binding agreements of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with their terms, except as limited by bankruptcy, insolvency, moratorium, reorganization or other laws or equitable principles affecting creditors rights generally.

          (f) Delivery of the Shares to be sold by such Selling Shareholder pursuant to this Agreement will pass marketable title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

          (g) All information furnished by or on behalf of such Selling Shareholder in its capacity as a Selling Shareholder for use in the Registration Statement and Prospectus is, and on the Closing Date will be, true, correct and complete, and does not, and on the Closing Date will not, contain any untrue statement of material fact or omit to state any material fact necessary to make such information not misleading.

                                     III.

          Each of the Company and the Firm Selling Shareholders, severally and not jointly, hereby agree to sell to the several Underwriters, and the Underwriters, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree, severally and not jointly, to purchase from the Company and the Firm Selling Shareholders at $_____ a share (the "purchase price") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Firm Shares to be sold by the Company or such Firm Selling Shareholder as the number of Firm Shares set forth in Schedules II and III hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

          On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company and the Option Selling Shareholders agree to sell to the U.S. Underwriters the Additional Shares, and the U.S. Underwriters shall have a one-time right to purchase, severally and not jointly, up to 787,500 Additional Shares at the purchase price. Additional Shares may be purchased as provided in Article V hereof solely for the purpose of covering overallotments made in connection with the offering of the Firm Shares. If less than all the Additional Shares are to be purchased, the Additional Shares shall first be purchased pro rata from the Option Selling Shareholders and the remainder, if any, shall be purchased from the Company. If any Additional Shares are to be purchased, each U.S. Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of U.S. Firm Shares set forth in Schedule II hereto opposite the name of such U.S. Underwriter bears to the total number of U.S. Firm Shares. The Additional Shares to be purchased by the U.S. Underwriters hereunder and the U.S. Firm Shares are hereinafter collectively referred to as the U.S. Shares.

          Each Seller hereby agrees that, without the prior written consent of the U.S. Representatives, it will not offer, sell, contract to sell or otherwise dispose of any shares of common stock of the Company or any securities convertible into or exercisable or exchangeable for such common stock for a period of 90 days after the date of the initial public offering of the Shares, other than (i) the Shares to be sold hereunder, (ii) any shares of such common stock sold by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and (iii) the grant of options under any employee stock option plan existing on the date hereof if such option cannot be exercised during such 90-day period.

                                      IV.

          The Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Sellers are further advised by you that the Shares are to be offered to the public initially at U.S. $____ a share (the public offering price) and to certain dealers selected by you at a price that represents a concession not in excess of U.S. $____ a share under the public offering price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of U.S. $_____ a share, to any Underwriter or to certain other dealers.

          Each U.S. Underwriter hereby makes to and with the Sellers the representations and agreements of such U.S. Underwriter contained in the fifth and sixth paragraphs of Article III of the Agreement Between U.S. and International Underwriters of even date herewith. Each International Underwriter hereby makes to and with the Sellers the representations and agreements of such International Underwriter contained in the seventh, eighth, ninth and tenth paragraphs of Article III of such Agreement.


                                       V.

          Payment for the Firm Shares to be sold by each Seller shall be made by certified or official bank check or checks payable to the order of such Seller in New York Clearing House funds at the office of O'Melveny & Myers, 400 South Hope Street, Los Angeles, California 90071, at 7:00 A.M., local time, on ___________ 1994, or at such other time on the same or such other date, not later than ________, 1994, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the Closing Date.

          Payment for any Additional Shares to be sold by each Seller shall be made by certified or official bank check or checks payable to the order of such Seller in New York Clearing House funds at the office of O'Melveny & Myers, 400 South Hope Street, Los Angeles, California 90071, at 7:00 A.M., local time, on such date (which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than two or later than ten business days after the giving of the notice hereinafter referred to) as shall be designated in a written notice from the U.S. Representatives to the Company of their determination, on behalf of the U.S. Underwriters, to purchase a number, specified in said notice, of Additional Shares, or on such other date, in any event not later than ______ 1994, as shall be designated in writing by the U.S. Representatives. The time and date of such payment are hereinafter referred to as the Option Closing Date. The notice of the determination to exercise the option to purchase Additional Shares and of the Option Closing Date may be given at any time within 30 days after the date of this Agreement.

          Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the purchase price therefor.


                                      VI.

          The obligations of the Sellers and the several obligations of the Underwriters hereunder are subject to the condition that the Registration Statement shall have become effective not later than the date hereof.

          The several obligations of the Underwriters hereunder are subject to the following further conditions:

          (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Registration Statement, that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

          The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

          (c) You shall have received on the Closing Date an opinion of Riordan & McKinzie, counsel for the Company, dated the Closing Date, to the effect that

               (i) the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

               (ii) each of Merisel FAB, Inc., Merisel Americas, Inc., Merisel Europe, Inc., Merisel Asia, Inc., Merisel Pty Ltd., Merisel Canada Inc., Merisel Latin America, Merisel (UK) Ltd. and Merisel Gmbh has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

               (iii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

               (iv) the shares of Common Stock (including the Shares to be sold by the Selling Shareholders) outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable;

               (v) the Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable,and the issuance of such Shares will not be subject to any statutory, or to such counsel's knowledge, contractual preemptive or similar rights;

               (vi) the Employee Stock Options have been duly authorized, executed and delivered by the Company and are valid and binding obligations of the Company, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, and moratorium laws and other laws affecting the enforcement of creditors rights generally and to equitable principles; and upon payment of the option price specified in the Employee Stock Options, the Shares to be issued thereunder will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any statutory, or to such counsel's knowledge, contractual preemptive or similar rights;

               (vii) this Agreement has been duly authorized, executed and delivered by the Company;

               (viii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable federal, California or Delaware General Corporate law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries which has been identified by the Company in an Officer's Certificate as material to the Company and its subsidiaries, taken as a whole, or, to such counsel's knowledge, any judgment, or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any federal or California governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the Securities Act, which have been obtained, and the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares by the U.S. Underwriters;

               (ix) the statements (1) in the Prospectus under the captions "Business - ComputerLand Business," "Description of Indebtedness," "Certain Federal Income Tax Consequences to Non-United States Holders" and "Description of Capital Stock" and (2) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

               (x) after due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

               (xi) the Company is not an "investment company" or an entity "controlled" by an investment company," as such terms are defined in the Investment Company Act of 1940, as amended; and

               (xii) such counsel is of the opinion that the Registration Statement and Prospectus (except for financial statements, financial data and financial schedules, and any statistical data derived therefrom, included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the rules and regulations of the Commission thereunder.

          Counsel shall also state that they have participated in the preparation of the Registration Statement and Prospectus and although they are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and have made no independent check or verification thereof other than as specified in their opinion and as expressly set forth in subparagraph (ix) above, on the basis of the foregoing, no facts have come to their attention that lead them to believe (a) that the Registration Statement (except for the financial statements, financial data and financial schedules, and any statistical data derived therefrom, included in the Registration Statement, as to which they need express no opinion), at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) that the Prospectus (except for the financial statements, financial data and financial schedules, and any statistical data derived therefrom, included in the Prospectus, as to which they need express no opinion), as of the date of the Prospectus and as of the date of the opinion, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (d) You shall have received on the Closing Date an opinion of Riordan & McKinzie, counsel for the Selling Shareholders selling Shares on that Closing Date, dated that Closing Date, to the effect that:

               (i) this Agreement has been duly authorized, executed and delivered by or on behalf of each of such Selling Shareholders;

               (ii) the execution and delivery by each Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement and the Custody Agreement and Powers of Attorney of such Selling Shareholder will not contravene any provision of applicable federal or California law or any agreement or other instrument binding upon such Selling Shareholder which has been identified in writing by such Selling Shareholder as material to such Selling Shareholder or any judgment, order or decree known to such counsel of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of or qualification with any federal or California governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as may be required by the Securities Act, which have been obtained, and the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

               (iii) each of the Selling Shareholders has valid marketable title to the Shares to be sold by such Selling Shareholder and has the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement and Power of Attorney of such Selling Shareholder and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder;

               (iv) The Custody Agreement of such Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws affecting the enforcement of creditors rights generally and to equitable principles; and

               (v) upon delivery of the Shares to be sold by such Selling Shareholder and payment therefor pursuant to this Agreement and assuming the Underwriters are acquiring the Shares in good faith and without notice of any adverse claim, the Underwriters will be the owners of such Shares free and clear of any adverse claim.

          (e) You shall have received on the Closing Date an opinion of O'Melveny & Myers, special counsel for the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs (v), (vii), (ix) (but only as to the statements in the Prospectus under "Description of Capital Stock" and "Underwriters"), (xii) and the last paragraph of subsection (c) above.


          The opinions of Riordan & McKinzie described in subsections (c) and
(d) above shall be rendered to you at the request of the Company and the Selling Shareholders, as the case may be, and shall so state therein.

          (f) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from Deloitte & Touche, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          (g) The "lock-up" agreements between you and certain shareholders, officers and directors of the Company relating to sales of shares of common stock of the Company or any securities convertible into or exercisable or exchangeable for such common stock, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

          The several obligations of the U.S. Underwriters to purchase Additional Shares hereunder are subject to the delivery to the U.S. Representatives on the Option Closing Date of such documents as they may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.


                                      VII.

          In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

          (a) To furnish to you, without charge, four signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request.

          (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and to file no such proposed amendment or supplement to which you reasonably object.

          (c) If, during such period after the first date of the public offering of the Shares as in the opinion of your counsel the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of your counsel, it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process in any jurisdiction, and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with any review of the offering of the Shares by the National Association of Securities Dealers, Inc.

          (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending ________, 1995 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

          (f) To pay all document production charges and expenses of O'Melveny & Myers, special counsel for the Underwriters (but not including their fees for professional services), in connection with the preparation of this Agreement.

          Each Selling Shareholder, severally and not jointly, agrees to pay or cause to be paid (i) all taxes, if any, on the transfer and sale of the Shares being sold by such Selling Shareholder and (ii) such Selling Shareholder's pro
                                                                            ---
rata share (determined by dividing the number of Shares sold by such Selling
- ----
Shareholder by the total number of Shares sold by all Sellers) of the filing fee in connection with the registration of the Shares under the Securities Act and the filing fee incident to any review of the offering of the Shares by the National Association of Securities Dealers, Inc.


                                     VIII.

          The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein, provided, that the Company shall not be liable to any Underwriter in respect of any preliminary prospectus or any amendment or supplement to any preliminary prospectus to the extent that (i) all of the untrue statements of material fact and all of the omissions to state any material fact in such preliminary prospectus or such amendment or supplement thereto were fully and adequately corrected in the Prospectus and (ii) the Prospectus was not sent or given to the purchaser of the Shares in question at or prior to the written confirmation of the sale of such Shares to such person.

          Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder as a Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto, provided, that each of the Selling Shareholders shall not be liable to any Underwriter in respect of any preliminary prospectus or any amendment or supplement to any preliminary prospectus to the extent that (i) all of the untrue statements of material fact and all of the omissions to state any material fact in such preliminary prospectus or such amendment or supplement thereto were fully and adequately corrected in the Prospectus and (ii) the Prospectus was not sent or given to the purchaser of the Shares in question at or prior to the written confirmation of the sale of such Shares to such person. Notwithstanding the foregoing, in no event shall any Selling Shareholder be liable hereunder for any amount exceeding the total net proceeds from the offering (before deducting expenses) received by such Selling Shareholder from the Underwriters for the Shares sold by such Selling Shareholder hereunder.

          Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the three preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party under such subsection or otherwise, except to the extent that the indemnifying party has been materially prejudiced by such failure. The indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.
It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such controlling persons of Selling Shareholders, such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Shareholders under the Power of Attorney. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment, subject in the case of a Selling Shareholder to the limits set forth in the last sentence of the second paragraph of this Article. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party for any undisputed amounts set forth in such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          If the indemnification provided for in the first, second or third paragraph of this Article VIII is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Article VIII are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

          The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Article VIII were determined by pro
                                                                           ---
rata allocation (even if the Underwriters were treated as one entity for such
- ----
purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article VIII, no Selling Shareholder shall be required to contribute any amount in excess of the limit set forth in the last sentence of the second paragraph of this Article and no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Article VIII are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          The indemnity and contribution provisions contained in this Article VIII and the representations and warranties of the Company or the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, any Selling Shareholder or any person controlling and Selling Shareholder, or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.


                                      IX.

          This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the National Association of

Securities Dealers, Inc., (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.


                                       X.

          This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement by the Commission.

          If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule II or Schedule III bears to the aggregate number of Firm Shares set forth opposite the names of all such nondefaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided
                                                                    --------
that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to Article III be increased pursuant to this Article X by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date or the Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to you, the Company and the Selling Shareholders (or, in the case of the Option Closing Date, you and the Company) for the purchase of such Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case either you or the relevant Sellers shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement to be complied with or performed by the Sellers, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Sellers will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

          This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                                    Very truly yours,

                                    MERISEL, INC.



                                    By_________________________


Accepted, ___________, 1994         The Selling Shareholders named
                                    in Schedule I hereto, acting
MORGAN STANLEY & CO.                severally
  INCORPORATED
LEHMAN BROTHERS INC.                By _________________________
THE ROBINSON-HUMPHREY                    Attorney-in-Fact
  COMPANY, INC.

Acting severally on behalf of themselves and the several U.S. Underwriters named in Schedule II hereto.

By Morgan Stanley & Co.
   Incorporated



By_________________________


MORGAN STANLEY & CO. INTERNATIONAL LIMITED
LEHMAN BROTHERS INTERNATIONAL (EUROPE)
THE ROBINSON-HUMPHREY COMPANY, INC.

Acting severally on behalf of themselves and the several International Underwriters named in Schedule III hereto.

By Morgan Stanley & Co. International Limited


By __________________________

                                  Schedule I-A

                           Firm Selling Shareholders
                           -------------------------

                                                             No. of
                                                           Firm Shares
                                                           to be Sold
                                                           -----------
David S. Wagman.........................................     100,000

Robert S. Leff..........................................      75,000

Lawrence J. Schoenberg..................................      75,000
                                                             -------
                                        Total                250,000

                                  Schedule I-B

                          Option Selling Shareholders
                          ---------------------------

                                                         No. of Additional
                                                         Shares to be Sold
                                                         -----------------
David S. Wagman.......................................         50,000

Robert S. Leff........................................         75,000

Michael D. Pickett....................................        100,000*

James L. Brill........................................         25,199*

John J. Connors.......................................         25,000*

Paul M. Lemerise......................................         13,750*

Susan J. Miller-Smith.................................          8,647*

Thomas P. Reeves......................................         35,000*

John F. Thompson......................................         25,000*
                                                              -------

                                        Total                 357,596


________________

*  Issuable upon exercise of Employee Stock Option.

                                  Schedule II

                               U.S. Underwriters
                               -----------------

                                                             Number of
                                                            Firm Shares
          Underwriter                                     To Be Purchased
          -----------                                     ---------------
Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
The Robinson-Humphrey Company, Inc.
                                                          --------------

     Total U.S. Firm Shares..............
                                                          ==============

                                  Schedule III

                          International Underwriters
                          --------------------------

                                                      Number of
                                                     Firm Shares
            Underwriter                            To Be Purchased
            -----------                            ---------------
Morgan Stanley & Co. International Limited
Lehman Brothers International (Europe)
The Robinson-Humphrey Company, Inc.
                                                   ---------------

     Total International Firm Shares......
                                                   ===============